TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 13:- TAXES ON INCOME

The Company and its subsidiaries file federal and state income tax returns in the U.S., Israel, Australia and the U.K. ViryaNet Ltd. may be subject to examination by the Israel tax authorities for fiscal years 2007 through 2011. ViryaNet Inc.’s (the U.S. subsidiary) tax returns through 2009 were audited by the U.S. Internal Revenue Service (“IRS”) which resulted in no incremental tax liability. ViryaNet Inc. may be subject to examination by the IRS for fiscal years 2010 through 2011. ViryaNet Australia and ViryaNet Europe were disposed during 2011 (see Note 3).

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of the Company’s tax audits could be different from what is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the periods in which such determination is made.

Changes in Israeli tax rates:

For tax years 2010 and 2011, Israeli companies were subject to corporate tax on their taxable income at the rate of 25% and 24%, respectively. On December 5, 2011, the Knesset (Israel’s Parliament) passed a law that altered the tax burden (the “Tax Burden Law”), canceled the further planned gradual reduction in the corporate tax rates in Israel and increased the corporate tax rate to 25% starting in 2012. The capital gains tax rate was increased under the Tax Burden Law to 25% as well. The changes in tax rates did not have an effect on the Company’s tax position due to significant accumulated losses for income tax purposes, for which a full valuation has been provided.

Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

The Company’s production facilities were granted “Approved Enterprise” status under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”), for three separate investment programs, which were approved in February 1989, March 1995 and April 1998.

Generally, “Approved Enterprise” tax benefits are limited to 12 years from commencement of production or 14 years from the date of approval, whichever is earlier.

Pursuant to the Investment Law, the Company elected for its investment program the “alternative benefits” track and waived government grants in return for a tax exemption. The Company’s offices and its research and development center are located in Jerusalem, in a region defined as a “Priority A Development Region.” Therefore, income derived from this program was to be tax-exempt for a period of ten years commencing with the year in which the program first earns taxable income, subject to certain conditions.

As the Company currently has no taxable income, the benefits from this program have not yet been utilized.

The entitlement to the above benefits is conditioned upon the Company’s fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the letters of approval for the Company’s specific investments in “Approved Enterprises.” In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and adjustments in accordance with changes to the Israeli Consumer Price Index (the “CPI”).

If the retained tax-exempt income were distributed, it would be taxed at the corporate tax rate applicable to such profits as if the Company had not chosen the alternative tax benefits (rate of 10% - 25% based on the percentage of foreign ownership in the Company’s shares) on the gross amount distributed. In addition, these dividends would be subject to a 15% withholding tax. The Company’s Board of Directors has determined that such tax-exempt income will not be distributed as dividends.

The Investment Law also grants entitlement to accelerated depreciation claim on buildings and equipment used by an “Approved Enterprise” during the first five tax years in which it uses the assets.

Income from sources other than the “Approved Enterprise” during the benefit period is subject to tax at the regular Israeli corporate tax rate, as described above.

On April 1, 2005, an amendment to the Investment Law came into effect (the “2005 Amendment”), which significantly changed the provisions of the Investment Law. The 2005 Amendment limits the scope of enterprises which may be approved by the Israeli Investment Center of the Ministry of Industry and Commerce (the “Investment Center”) by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise’s income will be derived from export. Additionally, the 2005 Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies that choose the “alternative benefits” track no longer require Investment Center approval in order to qualify for tax benefits. However, the 2005 Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval. Therefore the Company’s sole remaining, existing “Approved Enterprise” will generally not be subject to the provisions of the 2005 Amendment. As a result of the 2005 Amendment, tax-exempt income generated under the provisions of the amended Investment Law will subject the Company to taxes upon distribution or liquidation and the Company may be required to record deferred tax liability with respect to such tax-exempt income. As of December 31, 2011, the Company had not generated income under the provisions of the amended Investment Law.

The “Approved Enterprise” status granted to two of the Company’s investment programs— in February 1989 and March 1995, respectively— has expired.

The tax benefits period for the April 1998 program has not begun. However, the Approved Enterprise status of this program has expired in April 2012. Income derived from this program for which the Company has elected the alternative benefits track was to be exempted from tax for a period of ten years, starting in the first year in which the Company generates taxable income from the Approved Enterprise, subject to a condition that the Company will have a certain minimum number of professional employees. The Company has not met this condition and since the status of Approved Enterprise has expired for this investment program in April 2012, the Company is not entitled to any future benefits under this investment program or any other investment program.

Tax benefits under Israel’s Law for the Encouragement of Industry (Taxation), 1969:

The Company currently qualifies as an “industrial company” under the above law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, and the right to claim public issuance expenses and amortization of patents and other intangible property rights over eight years as a deduction for tax purposes.

Taxable income under the Inflationary Income Tax (Inflationary Adjustments) Law, 1985:

Results of the Company for tax purposes are measured and reflected in real terms in accordance with the changes in the Israeli Consumer Price Index (the “CPI”). As explained in Note 2 above, the Company’s financial statements are presented in U.S. dollars. The difference between the rate of change in the CPI and the rate of change in the NIS/U.S. dollar exchange rate causes a difference between taxable income or loss and the income or loss before taxes reflected in the financial statements. In accordance with ASC 740-10, the Company has not provided deferred income taxes on this difference between the reporting currency and the tax bases of assets and liabilities.

On February 26, 2008, the Israeli Parliament (the Knesset) enacted the Income Tax Law (Inflationary Adjustments) (Amendment No. 20) (Restriction of Effective Period), 2008 (the “Inflationary Adjustments Amendment”). In accordance with the Inflationary Adjustments Amendment, the effective period of the Inflationary Adjustments Law ceased at the end of the 2007 tax year, and as of the 2008 tax year, the provisions of the law no longer apply, other than the transitional provisions intended to prevent distortions in tax calculations. In accordance with the Inflationary Adjustments Amendment, commencing with the 2008 tax year, income for tax purposes is no longer adjusted to a real (net of inflation) measurement basis. Furthermore, the depreciation of inflation immune assets and carried forward tax losses are no longer linked to the CPI.

Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. If earnings are distributed in Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company’s management has determined that it will not distribute any amounts of its undistributed tax income as a dividend. The Company intends to reinvest the amount of such tax income. Accordingly, no deferred income taxes have been provided.

Net operating losses carryforward:

ViryaNet Ltd. has accumulated losses for income tax purposes as of December 31, 2011 in an amount of approximately $33,177, which may be carried forward and offset against taxable income and capital gain in the future for an indefinite period.

ViryaNet Europe and ViryaNet Australia were disposed in 2011 and therefore, there are no accumulated losses carried forward related to these subsidiaries (see Note 3).

As of December 31, 2011, the Company’s U.S. subsidiary had a U.S. federal net operating loss carryforward for income tax purposes in an amount of approximately $62,614. Net operating loss carryforward arising in taxable years beginning before August 6, 1997 can be carried forward and offset against taxable income for 15 years and expire between 2011 and 2012. Net operating loss carryforward arising in taxable years beginning after August 6, 1997 can be carried forward and offset against taxable income for 20 years, expiring between 2017 and 2031.

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2010	2011
Deferred tax assets:
U.S. net operating loss carryforward	$4,869	$23,355
Israeli net operating loss carryforward	6,490	8,294
U.K. net operating loss carryforward	2,864	—
Australia net operating loss carryforward	275	—
Other reserve and allowances	723	814

Total deferred tax assets	15,221	32,463
Valuation allowance	(15,221)	(32,463)

Net deferred tax assets	$—	$—

As of December 31, 2011, the Company and its subsidiaries have provided valuation allowances in respect of deferred tax assets resulting from tax loss carryforward and other temporary differences, due to the history of the Company’s operating losses, which raises uncertainty concerning the Company’s ability to realize these deferred tax assets in the future. Management currently believes that it is more likely than not that the deferred tax assets relating to the loss carryforward and other temporary differences will not be realized in the foreseeable future.

Deferred tax asset and valuation allowance in the U.S. increased in 2011 by $17,242, principally due to adjustments of accumulated net operating losses available under the Internal Revenue Code’s Section 382 limitation. In addition, tax rate changes enacted in Israel were principally responsible for the increase in the deferred tax assets and corresponding valuation allowance by $1,804 for the year.

The reduction in U.K. and Australia net operating loss carryforward resulted from the disposal of the subsidiaries in those jurisdictions during 2011 (see Note 3).

Net income (loss) consists of the following:

	Year ended December 31,
	2009	2010	2011
Income (loss) from continuing operations before taxes
Domestic	$(613)	$82	$(424)
Foreign	1,333	706	228

Total	$720	$788	$(196)

Taxes on income
Domestic	$—	$—	$—
Foreign	47	69	9

Total	$47	$69	$9

Income (loss) from continuing operations after taxes
Domestic	$(613)	$82	$(424)
Foreign	1,286	637	219

Total	$673	$719	$205

Income (loss) from discontinued operations
Domestic	$—	$—	$—
Foreign	(177)	(50)	(14)

Total	$(177)	$(50)	$(14)

Net income (loss)
Domestic	$(613)	$82	$(424)
Foreign	1,109	587	205
Total	$496	$669	$(219)

Reconciliation of theoretical tax expense (benefit) attributable to continuing operations to actual tax expense (benefit):

In 2009, 2010 and 2011, the main reconciling item of the statutory tax rate of the Company (26% in 2009, and 25% in 2010 and 24% in 2011) to the effective tax rate (6.53% in 2009, 8.76% in 2010 and (4.59%) in 2011) is tax loss carryforwards and other deferred tax assets, for which a full valuation allowance was provided.